                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GERON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                               GERON CORPORATION
                             230 CONSTITUTION DRIVE
                              MENLO PARK, CA 94025

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 1997

TO THE STOCKHOLDERS OF GERON CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GERON CORPORATION, a Delaware corporation (the "Company"), will be held on Friday, May 23, 1997, at 9:00 a.m. local time at the company headquarters, 230 Constitution Drive, Menlo Park, California 94025 for the following purposes:

     1. To elect the three Class I Directors to serve for a term of three years, or until their successors are elected.

     2. To approve an amendment to the Company's 1992 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such Plan by 800,000 shares.

     3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for Class I Directors, are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on Friday, April 11, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                          By Order of the Board of Directors

                                          LOGO
                                          DAVID L. GREENWOOD
                                          Secretary
Menlo Park, California
April 17, 1997

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               GERON CORPORATION
                             230 CONSTITUTION DRIVE
                              MENLO PARK, CA 94025

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Geron Corporation, a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on May 23, 1997, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the company headquarters, 230 Constitution Drive, Menlo Park, California 94025. The Company intends to mail this proxy statement and accompanying proxy card on or about April 22, 1997 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers, other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on Friday, April 11, 1997, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 10,221,467 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a particular matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's offices, 230 Constitution Drive, Menlo Park, California 94025, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than January 23, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     Geron has three classes of directors; serving staggered three-year terms. Class I consists of three directors who will be elected at this Annual Meeting; Class II consists of three directors who will be elected at the 1998 Annual Meeting; and Class III consists of two directors who will be elected at the 1999 Annual Meeting. At this Annual Meeting, the Class I Directors are to be elected for three-year terms expiring on the date of the Annual Meeting in 2000 or until their successors are elected and qualified. The Board of Directors has selected three nominees for Class I Directors, all of whom are currently directors of the Company. The three candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as Class I Directors of the Company.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE

     Set forth below is information regarding the nominees for Class I Director, the periods during which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

NOMINEES FOR CLASS I DIRECTOR (TERM ENDING IN 2000)

                NAME              AGE        PRINCIPAL OCCUPATION/POSITION WITH THE COMPANY
    ----------------------------  ---     ----------------------------------------------------
    Charles M. Hartman..........  55      General Partner, CW Group
    John P. Walker..............  48      President and CEO, Arris Pharmaceutical Corporation
    Michael D. West, Ph.D.......  44      Vice President of New Technologies

     CHARLES M. HARTMAN has served as a Director of the Company since August 1992. He has been a general partner of CW Group, a venture capital partnership, since 1983. From 1965 to 1983, Mr. Hartman held a number of positions with Johnson & Johnson. He is also a director of SUGEN, Inc., Ribozyme Pharmaceuticals, Inc. and several privately held life sciences companies. He is also a director of the Hastings Center, a nonprofit organization dedicated to the study of ethics in medicine and the life sciences. Mr. Hartman holds a B.S. in Chemistry from Notre Dame University and an M.B.A. from the University of Chicago.

     JOHN P. WALKER has served as a Director of the Company since April 1997. He has been President, Chief Executive Officer and a director of Arris Pharmaceutical Corporation since February 1993. From 1991 to 1993, he was Chairman, President and Chief Executive Officer of Vitaphore Corporation, a company which was acquired in April 1990 by Union Carbide Chemicals and Plastics Company Inc. Following that acquisition, Mr. Walker served as the latter company's Vice President, Biomaterials Systems. From 1971 to 1985, Mr. Walker was employed by American Hospital Supply Corporation in a variety of general management, sales and marketing positions, most recently serving as President of the American Hospital Company. He received his B.A. degree from the State University of New York at Buffalo and conducted graduate business studies at Northwestern University Institute for Management. Mr. Walker serves as a director of Microcide Pharmaceuticals, Signal Pharmaceuticals, and the Northern California Chapter of the Multiple Sclerosis Society.

     MICHAEL D. WEST, PH.D., the founder of the Company, has served as a Director of the Company since November 1990 and as Vice President of New Technologies of the Company since October 1993. From the founding of the Company to October 1993, Dr. West held various executive positions within the Company. Prior to joining the Company, Dr. West was a Senior Research Scientist at the University of Texas Southwestern Medical Center at Dallas in the Department of Cell Biology and Neuroscience, and from 1989 to 1990, he was a Postdoctoral Research Fellow in the same department. Dr. West holds a B.S. from Rensselaer Polytechnic Institute, an M.S. from Andrews University, and a Ph.D. from Baylor College of Medicine.

CONTINUING DIRECTORS

     Set forth below is information regarding the continuing Class II and Class III Directors of the Company, including their ages, the periods during which they have served as directors, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

CLASS II DIRECTORS (TERM ENDING IN 1998)

                                                PRINCIPAL OCCUPATION/POSITION WITH
                NAME                   AGE                  THE COMPANY
-------------------------------------  ---     -------------------------------------
Brian H. Dovey.......................  55      General Partner, Domain Associates
Ronald W. Eastman....................  45      President and Chief Executive Officer
Thomas D. Kiley, Esq.................  54      Attorney-at-law

     BRIAN H. DOVEY has served as a Director of the Company since June 1993. Mr. Dovey has been a general partner of Domain Associates, a venture capital investment firm, since 1988. From 1986 to 1988, Mr. Dovey was President of Rorer Group, Inc. (now Rhone Poulenc Rorer, Inc.), a pharmaceutical company. Mr. Dovey is also a director of Athena Neurosciences, Inc., Resound Corporation, NABI, Creative BioMolecules, Inc., Vivus, Inc., Connetics Corp. and several privately held companies. He holds a B.A. from Colgate University and an M.B.A. from Harvard Business School.

     RONALD W. EASTMAN has served as President, Chief Executive Officer and Director of the Company since May 1993. From 1978 until joining the Company, Mr. Eastman was employed with American Cyanamid Co., most recently as a Vice President and General Manager of Lederle Laboratories, American Cyanamid's pharmaceutical business. Mr. Eastman holds a B.A. from Williams College and an M.B.A. from Columbia University.

     THOMAS D. KILEY, ESQ., has served as a Director of the Company since September 1992. He has been self-employed since 1988 as an attorney, consultant, and investor. From 1980 to 1988, he was an officer of Genentech, Inc., a biotechnology company, serving variously as Vice President and General Counsel, Vice President for Legal Affairs and Vice President for Corporate Development. From 1969 to 1980, he was with the Los Angeles law firm of Lyon & Lyon and was a partner in such firm from 1975 to 1980. Mr. Kiley is also a director of Athena Neurosciences, Inc., Pharmacyclics, Inc., Connectics Corp., Cardiogenesis Corporation and certain privately held biotechnology and other companies. Mr. Kiley holds a B.S. in Chemical Engineering from Pennsylvania State University and a J.D. from George Washington University.

CLASS III DIRECTORS (TERM ENDING IN 1999)

                  NAME                AGE      PRINCIPAL OCCUPATION/POSITION WITH THE COMPANY
    --------------------------------  ---     -------------------------------------------------
    Alexander E. Barkas, Ph.D.......  49      Partner, Kleiner Perkins Caufield & Byers
    Robert B. Stein, M.D., Ph.D.....  46      Executive Vice President, Research & Preclinical
                                                Development DuPont Merck Research Labs

     ALEXANDER E. BARKAS, PH.D., has served as Chairman of the Board since July 1993 and as a Director of the Company since March 1992. From March 1992 until May 1993, he served as President and Chief Executive Officer of the Company. He has been a partner of Kleiner Perkins Caufield & Byers, a venture capital investment firm, since 1991, prior to which he was a retained consultant to such firm for two years. Dr. Barkas is also a director of Connetics Corp. and several privately held medical technology companies. He holds a B.A. from Brandeis University and Ph.D. from New York University.

     ROBERT B. STEIN, M.D., PH.D., has served as a Director of the Company since April 1996. Since September 1996 Dr. Stein has been Executive Vice President of Research & Preclinical Development at The DuPont Merck Research Labs. From August 1993 to September 1996, Dr. Stein was Senior Vice President and Chief Scientific Officer of Ligand Pharmaceuticals, Inc., a pharmaceutical company, and from May 1990 to August 1993, he was Vice President of Research at Ligand. From 1982 to 1990, Dr. Stein held various positions with Merck, Sharp, and Dohme Research Laboratories, a pharmaceutical company, including Senior Director and Head of the Department of Pharmacology from 1989 to 1990. Dr. Stein holds a B.S. in Biology and Chemistry from Indiana University and an M.D. and a Ph.D. in Physiology and Pharmacology from Duke University.

     There are no family relationships among executive officers or directors of the Company.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1996, the Board of Directors held nine meetings and acted by written consent on one occasion. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. During the fiscal year ended December 31, 1996, all directors except Mr. Dovey and Dr. Stein attended at least 75% of the meetings of the Board and the committees on which he served, held during the period for which he was a director or committee member, respectively.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the auditors' comments as to financial controls, adequacy of staff, as well as management performance and procedures in connection with the annual audit and financial controls. The Audit Committee, which is composed of Dr. Barkas and Mr. Kiley, was formed in May 1996 in connection with the Company's initial public offering and held its first meeting in March 1997.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers the incentive compensation and benefit plans of the Company, and performs such other functions regarding compensation as the Board may delegate. In addition, the Compensation Committee has exclusive authority to administer the 1992 Stock Option Plan with respect to executive officers and directors. The Compensation Committee, which is comprised of Dr. Barkas and Mr. Dovey, acted by written consent on two occasions during fiscal 1996.

     The Stock Option Committee was formed in December 1996 in order to provide timely option grants to new employees and consultants (other than executive officers and directors of the Company) and currently consists of one member, Mr. Eastman. The Stock Option Committee has limited authority to administer the Company's 1992 Stock Option Plan concurrent with the Compensation Committee. The Stock Option Committee has the authority to grant options for up to 20,000 shares of Common Stock to new employees and consultants in accordance with procedures approved by the Board of Directors. The Stock Option Committee did not meet in fiscal 1996.

COMPENSATION OF DIRECTORS

     Directors currently receive no cash fees for services provided in that capacity but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

     Each non-employee director will also receive periodic option grants for shares of Common Stock pursuant to the Company's 1996 Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides that a nonemployee director of the Company will be granted a nonstatutory stock option to purchase

25,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the Company's stockholders, each nonemployee director will be granted an option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she has served on the Board of Directors for at least six months. The First Options become exercisable in installments as to 33 1/3% of the total number of shares subject to the First Option on each of the first, second and third anniversaries of the date of grant of the First Option; the Subsequent Options become exercisable in whole on the first anniversary of the date of grant. The exercise price of all stock options granted under the Directors' Plan will be equal to the fair market value of a share of the Company's Common Stock on the date of grant of the option. Options granted under the Directors' Plan have a term of ten years. For more information with respect to the Directors' Plan, see Appendix I.

     During 1996, no options were granted to non-employee directors under the Directors' Plan. Prior to the adoption of the Directors' Plan, options to purchase 141,177 shares were granted to non-employee directors at a weighted average exercise price of $3.41 under the Company's 1992 Stock Option Plan in 1996. In April 1997, Mr. Walker was granted a First Option for 25,000 shares under the Directors' Plan. In addition, the Company has entered into consulting arrangements with Messrs. Kiley and Walker. See "Certain Transactions."

                                   PROPOSAL 2

              APPROVAL OF AMENDMENT TO THE 1992 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve an amendment to the Company's 1992 Stock Option Plan, as amended (the "Stock Option Plan") to increase the number of shares issuable thereunder by 800,000 shares. In April 1997, the Board amended the Stock Option Plan, subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the Stock Option Plan from 2,755,219 to 3,555,219. The Board adopted the amendment to ensure that the Company can continue to grant stock options, at levels determined appropriate by the Board, to attract and retain qualified employees and consultants.

     The Stock Option Plan was initially adopted by the Board of Directors in May 1992 and approved by the stockholders in July 1992 and has been amended several times since then. As of December 31, 1996, a total of 2,554,411 shares of Common Stock had been authorized for issuance under the Stock Option Plan with an automatic increase on the first trading day of the 1997, 1998, 1999, 2000 and 2001 calendar years of an additional number of shares equal to 2% of the number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, with no such annual increase to exceed 300,000 shares. Taking into account the annual increase for 1997, a total of 2,755,219 shares of Common Stock have been authorized for issuance under the Stock Option Plan, as of the date of this Proxy Statement.

     As of April 11, 1997, options to purchase a total of 1,597,433 shares were outstanding under the Stock Option Plan (net of canceled or expired options), and 1,273,578 shares remained available for future grants under the Stock Option Plan, subject to stockholder approval of this proposal to increase the number of shares available under the Stock Option Plan by 800,000. As of April 11, 1997, the aggregate fair market value of shares subject to outstanding options under the Stock Option Plan was $13,777,860, based upon the closing price of the Common Stock on the Nasdaq National Market. The actual benefits, if any, to the holders of stock options issued under the Stock Option Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option.

SUMMARY OF 1992 STOCK OPTION PLAN

     The following is a summary of the principal features of the Stock Option Plan, together with the applicable tax and accounting implications, which will be in effect if the amendment to the Stock Option is amended. This summary is being provided, in accordance with the applicable requirements of the federal securities laws, to assure that the Stock Option Plan will qualify under Rule 16b-3 (as in effect at the time the Plan was adopted) of the Securities and Exchange Commission and thereby provide the Company's executive officers and Board members with certain exemptions from the short-swing liability provisions of the federal securities laws for their transactions under the Stock Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Stock Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary to the Company at the Company's principal executive offices in Menlo Park, California.

General

     The Stock Option Plan provides for grants to employees of the Company and any subsidiary of the Company (including officers and employee directors) of "incentive stock options" ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for grants of nonstatutory stock options ("NSO's") to employees (including officers and employee directors) and consultants (including non-employee directors) of the Company or any affiliate of the Company. As of March 31, 1997, six executive officers and approximately 120 other employees and consultants (including non-employee directors) were eligible to participate in the Stock Option Plan. See "Federal Income Tax Aspects" below for information concerning the tax treatment of incentive stock options and nonstatutory stock options.

     The Stock Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Purpose

     The purposes of the Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to give employees and consultants of the Company a greater personal stake in the success of the Company's business, to provide additional incentive to the employees and consultants of the Company to continue and advance in their employment and service to the Company and to promote the success of the Company's business.

Administration

     The Stock Option Plan is administered by the Company's Board of Directors or a committee of the Board (the "Administrator"). The Stock Option Plan is currently being administered by the Compensation Committee and the Stock Option Committee of the Board of Directors with review by the entire Board of Directors. With respect to executive officers and directors of the Company (including executive officers who are also directors), the Stock Option Plan will be administered exclusively by the Compensation Committee of the Board of Directors. The Administrator may determine the terms of the options granted, including the exercise price, the number of shares subject to each option and the exercisability of the option. The Administrator also has the authority to select the individuals to whom options will be granted and to make any combination of grants to individuals. The Administrator's interpretation and construction of any provision of the Stock Option Plan are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Option Plan.

Eligibility

     The Stock Option Plan provides that incentive stock options may be granted only to employees (including officers and employee directors) of the Company or any subsidiary of the Company, while nonstatutory stock options may be granted not only to employees (including officers and employee directors), but also consultants (including non-employee directors) of the Company or any subsidiary of the Company. The Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option which satisfies the requirements of Section 422 of the Code or a nonstatutory stock option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

     The Stock Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 500,000 subject to adjustment as provided in the Stock Option Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Stock Subject to the Stock Option Plan

     An aggregate of 2,755,219 shares (3,555,219 shares assuming the proposed amendment is approved) of Common Stock has been authorized for issuance under the Stock Option Plan, as amended, including the automatic annual increase for 1997. If stock option awards granted under the Stock Option Plan expire or otherwise terminate without being exercised, the shares of Common Stock not purchased pursuant to such award again become available for issuance under the Stock Option Plan.

Terms of Options

     The following is a description of the permissible terms of options under the Stock Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price under the Stock Option Plan is determined by the Administrator and in the case of all incentive stock options granted under the Stock Option Plan the exercise price must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. The exercise price of all nonstatutory stock options must equal at least 85% of the fair market value of the Common Stock on the date of grant. The exercise price of any incentive stock option granted to an optionee who owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Stockholder") must equal at least 110% of the fair market value of the Common Stock on the date of grant. At April 11, 1997, the closing sales price of a share of the Company's Common Stock as reported on the Nasdaq National Market was $8.625 per share.

     The consideration to be paid for shares issued on exercise of options granted under the Stock Option Plan, including the method of payment, is determined by the Administrator and may consist entirely of cash, check, promissory note, shares of the Company's Common Stock which have been beneficially owned by the optionee for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares purchased, authorization from the Company to retain from the total number of shares as to which the option is exercised a number of shares having a fair market value on the exercise date equal to the aggregate exercise price of the shares issued, or delivery of a properly executed notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price. The Administrator may also authorize payments by any combination of the above methods or any other consideration and method of payment permitted by law.

     Option Exercise. Each option may be exercised during the lifetime of the optionee only by such optionee or in the case of a nonstatutory stock option by a transferee under a qualified domestic relations order. Options granted under the Stock Option Plan generally vest in a series of installments at the rate of 10% of the total number of shares after the six month period from the date of grant, and approximately 1.67% each month thereafter. Under certain circumstances, options may be exercised prior to vesting, subject to the Company's right to repurchase shares subject to such option at the exercise price paid per share. The Company's repurchase rights would terminate on a vesting schedule identical to the vesting schedule of the exercised option. In addition, the Stock Option Plan provides that the Administrator, in its sole discretion, may assist any optionee in the exercise of an option by authorizing the extension of a loan from the Corporation to such optionee or by permitting such optionee to pay the exercise price in installments over a period of years.

     Term. The Administrator determines the term of options. The term of a stock option granted under the Stock Option Plan may not exceed ten years; provided, however, that the term of an incentive stock option may not exceed five years for 10% Stockholders.

     In the event an optionee ceases to be employed or retained by the Company for any reason other than death or disability, each outstanding option held by such optionee will remain exercisable for the three-month period following the date of such cessation of employment or service. Should the optionee's employment or service terminate by reason of disability, each outstanding option will remain exercisable for the six month period following the date of such cessation of employment. Should the disability be deemed a permanent disability or should the optionee's employment terminate by reason of death, options held by such optionee will remain exercisable for 12 months following such cessation of employment or service. The Board will have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee's termination of service.

Adjustment Provisions

     In the event any change is made to the Common Stock issuable under the Stock Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the Plan, (ii) the maximum number of shares for which any one person may be granted options per calendar year, (iii) the aggregate number and/or class of shares and
(iv) the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive.

Effect of Certain Corporate Events

     In the event of a transaction involving a change in control of the Company, the Stock Option Plan provides that each outstanding option will accelerate so that each option will be fully exercisable for all of the shares subject to such option immediately prior to the effective date of the transaction. In addition, upon the occurrence of such a transaction, the Stock Option Plan provides that all of the outstanding repurchase rights of the Company with respect to shares of Common Stock acquired upon exercise of options granted under the Stock Option Plan will terminate.

Duration and Amendment

     Unless terminated sooner through action by the Board of Directors, the Stock Option Plan shall terminate in 2002. The Board shall have complete and exclusive power and authority to amend or modify the Stock Option Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect the rights and obligations with respect to options at the time outstanding under the Stock Option Plan; and provided, further that the Board shall not, without the approval of the Company's stockholders, (i) increase the maximum number of shares issuable under the Stock Option Plan or the maximum number of shares for which any person may be granted options per calendar year, (ii) materially modify the eligibility requirements for the grant of options under the Stock Option Plan, (iii) materially increase the benefits accruing to Stock Option Plan participants or (iv) increase the annual limitation on grants to participants under the Stock Option Plan.

Restrictions on Transfer

     An option is nontransferable by the optionee other than by will or the laws of descent and distribution provided, however, that certain nonstatutory stock options may be transferable. An option is exercisable during the optionee's lifetime only by the optionee or permitted transferee and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of death of the optionee or permitted transferee.

Federal Income Tax Aspects

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the Stock Option Plan based on federal income tax laws in effect as of the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax law of any state, municipality or non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all participants under the Stock Option Plan to consult their own tax advisors concerning tax implications of options grants and exercises and the disposition of stock acquired upon such exercises, under the Stock Option Plan.

     Options granted under the Stock Option Plan may be either "incentive stock options," which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not so qualify.

     If an option granted under the Stock Option Plan is an incentive stock option, under U.S. tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax (see discussion below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares acquired upon exercise more than two years after grant of the option and one year after such exercise, any gain will be treated as long-term capital gain under U.S. tax laws. If both of these holding periods are not satisfied, the optionee will recognize ordinary income under U.S. tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized under U.S. tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The current federal tax rate on long-term capital gains is capped at 28%. Capital losses are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under U.S. tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, under U.S. tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% Stockholder of the Company, the date of taxation under U.S. tax laws may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares as of the date of exercise of the option will be treated under U.S. tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     The exercise of an incentive stock option may be subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns. Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the shares on the date of exercise over the option's exercise price. Because the alternative minimum tax calculation may be complex, any optionee who upon exercising an incentive stock option would recognize (together with other alternative minimum taxable income preference and adjustment items for the year) alternative minimum taxable income in excess of the exclusion amount noted above should consult his or her own tax advisor prior to exercising the incentive stock option.

     If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted as part of the Omnibus Budget Reconciliation Act of 1993, provides that a publicly held corporation cannot deduct compensation of a covered employee (the CEO and the four other most highly compensated employees for the taxable year whose compensation is required to be reported to stockholders under the Securities Exchange Act of 1934, as amended) to the extent the compensation exceeds $1 million per tax year. There is a statutory exception to this limitation for compensation based on the attainment of performance goals. Income derived from stock options will qualify for this exception and thus be treated as performance-based compensation if granted in accordance with the requirements set forth in Section 162(m). The 1992 Stock Option Plan complies with those requirements. However, because the 1992 Stock Option Plan is being amended to increase the number of shares of Common Stock reserved for issuance under the 1992 Stock Option Plan, the Company is again required to obtain stockholder approval for the amended plan in order for the options to continue to qualify as performance-based compensation under Section 162(m).

PLAN BENEFITS

     The Company cannot currently determine the number of shares subject to options that may be granted in the future to executive officers and employees under the Stock Option Plan. The following table presents certain information with respect to stock awards granted under the 1992 Stock Option Plan for the fiscal year ended December 31, 1996 to (i) each of the executive officers named in the Summary Compensation Table, (ii) all executive officers as a group, (iii) all non-executive officer directors as a group and (iv) all non-executive officer employees as a group.

                                                                              NUMBER OF SHARES
                                                        WEIGHTED AVERAGE   SUBJECT TO STOCK AWARDS
                    NAME AND POSITION                    EXERCISE PRICE    GRANTED IN FISCAL 1996
    --------------------------------------------------  ----------------   -----------------------
    Ronald W. Eastman.................................       $ 3.70                127,058
      President and Chief Executive Officer
    David L. Greenwood................................       $ 3.70                 58,823
      Chief Financial Officer, Treasurer, and
      Secretary
    Richard T. Haiduck(1).............................       $ 3.70                 35,294
      Vice President of Corporate Development
    Calvin B. Harley, Ph.D............................       $ 3.70                 35,294
      Chief Scientific Officer
    Jeryl L. Hilleman.................................       $ 3.70                 35,294
      Vice President of Operations
    Daniel J. Levitt, M.D., Ph.D.(2)..................       $ 3.70                 44,117
      Vice President of Drug Development and
      Chief Medical Officer
    All Executive Officers as a group (8 persons).....       $ 3.70                424,114

                                                                              NUMBER OF SHARES
                                                        WEIGHTED AVERAGE   SUBJECT TO STOCK AWARDS
                    NAME AND POSITION                    EXERCISE PRICE    GRANTED IN FISCAL 1996
    --------------------------------------------------  ----------------   -----------------------
    All Non-Executive Officer Directors as a Group
      (6 persons).....................................       $ 3.41                141,177
    All Non-Executive Officer Employees as a Group (88
      persons)........................................       $ 3.77                180,232

---------------

(1) Mr. Haiduck resigned from the Company in March 1997.

(2) Dr. Levitt resigned from the Company in October 1996.

     In January 1996, options to purchase 130,850 shares of Company's Common Stock, with an exercise price equal to $12.75, the then fair market value, were granted to non-executive officer employees as a group. In April 1997, an option for 10,000 shares was granted to Mr. Walker, a Director of the Company, in connection with a consulting agreement.

                                 REQUIRED VOTE

     Stockholders are requested in this Proposal 2 to approve the amendment to the Stock Option Plan to increase the number of shares reserved for issuance thereunder by 800,000 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to approve the proposal. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

                                   PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has served as the Company's independent auditors since 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

                                 REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1997 by: (i) each nominee for director, (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                 BENEFICIAL OWNERSHIP(1)
                                                                 ------------------------
                                                                 NUMBER OF     PERCENT OF
                           BENEFICIAL OWNER                       SHARES         TOTAL
        -------------------------------------------------------  ---------     ----------
        Kleiner Perkins Caufield & Byers VI(2).................    990,757         9.69%
          2750 Sand Hill Road
          Menlo Park, California 94025
        Venrock Associates(3)..................................    838,228         8.20%
          30 Rockefeller Plaza, Room 5508
          New York, New York 10112

        CW Ventures II, L.P.(4)................................    749,580         7.33%
          1041 Third Avenue
          New York, New York 10021

        Domain Partners II, L.P................................    641,838         6.28%
          One Palmer Square, Suite 515
          Princeton, New Jersey 08542

        Alexander E. Barkas, Ph.D.(5)..........................  1,046,048        10.20%
        Brian H. Dovey(6)......................................    669,779         6.55%
        Charles M. Hartman(7)..................................    774,579         7.56%
        Thomas D. Kiley, Esq.(8)...............................     84,300        *
        John P. Walker(9)......................................         --        *
        Robert B. Stein, M.D., Ph.D.(10).......................     25,000        *
        Ronald W. Eastman(11)..................................    424,030         4.03%
        David L. Greenwood(12).................................    132,352         1.28%
        Richard T. Haiduck(13).................................     81,858        *
        Calvin B. Harley, Ph.D.(14)............................    154,919         1.50%
        Jeryl L. Hilleman(15)..................................    135,575         1.31%
        Michael D. West, Ph.D.(16).............................    274,842         2.67%
        All directors and executive officers as a group
          (14 persons)(17).....................................  3,911,859        35.07%

---------------
  *  Represents beneficial ownership of less than 1% of the Common Stock.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 1997 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (2) Represents 990,757 shares held by Kleiner Perkins Caufield & Byers VI. Alexander E. Barkas, a Director of the Company, is a limited partner of KPCB VI Associates, the general partner of Kleiner Perkins Caufield & Byers VI, and as such, may be deemed to share voting and investment power with respect to such shares. Dr. Barkas disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

 (3) Includes 578,673 shares held by Venrock Associates and 259,555 shares held by Venrock Associates II, L.P.

 (4) Includes 440,421 shares held by CW Ventures II, L.P. and 309,159 shares held by CW R&D II (Financial Fund), L.P. Charles M. Hartman, a Director of the Company, is a general partner of CW Ventures and CW R&D II (Financial
     Fund) and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Hartman disclaims beneficial ownership with respect to such shares except to the extent of his pecuniary interest in such shares.

 (5) Includes 22,056 shares held directly by Alexander E. Barkas, 882 shares held by Lynda Wijcik, the spouse of Dr. Barkas, and 32,353 shares issuable upon the exercise of outstanding options held by Dr. Barkas exercisable within 60 days of March 31, 1997, at which date 10,785 shares were vested. The address of Dr. Barkas is c/o Kleiner Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, California 94025.

 (6) Includes 641,838 shares held by Domain Partners II, L.P., 24,999 shares held by Domain Associates and 2,942 shares issuable upon exercise of outstanding options held by Mr. Dovey exercisable within 60 days of March 31, 1997, at which date 981 shares were vested. By contractual arrangement, Domain Associates acts as the U.S. Capital Advisor to Biotechnology Investments Limited ("BIL"). Domain Associates and its partners have no voting and investment power over BIL's shares and disclaim beneficial ownership of these shares. Brian H. Dovey, a Director of the Company, is a general partner of Domain Associates and a general partner of the general partner of Domain Partners II, L.P. Mr. Dovey disclaims beneficial ownership of such shares up and to the extent of his pecuniary interest in such shares. The address of Mr. Dovey is c/o Domain Associates, One Palmer Square, Suite 515, Princeton, New Jersey 08542.

 (7) Includes 24,999 shares issuable upon the exercise of outstanding options held by Charles M. Hartman exercisable within 60 days of March 31, 1997, at which date 9,804 shares were fully vested. The address of Mr. Hartman is c/o CW Ventures, 1041 Third Avenue, New York, New York 10021.

 (8) Includes 7,352 shares held directly by Thomas D. Kiley, 14,705 shares held by the Kiley Family Partnership and 34,302 shares held by the Thomas D. Kiley and Nancy L.M. Kiley Revocable Trust under Agreement dated August 7, 1981. Also includes 27,941 shares issuable upon the exercise of outstanding options held by Mr. Kiley exercisable within 60 days of March 31, 1997, at which date 8,456 shares were fully vested.

 (9) John P. Walker joined the Board of Directors as of April 3, 1997. At that time, Mr. Walker was granted an option to purchase 25,000 shares of Common Stock under the Directors' Plan. In addition, in connection with a consulting agreement, Mr. Walker was granted an option to purchase 10,000 shares of Common Stock under the Stock Option Plan.

(10) Represents 25,000 shares issuable upon the exercise of outstanding options held by Robert B. Stein exercisable within 60 days of March 31, 1997, at which date 8,334 shares were vested.

(11) Includes an aggregate of 29,409 shares held by Patricia Eastman, the spouse of Ronald W. Eastman, as custodian for Mr. Eastman's three minor children. Also includes 102,941 shares held directly by Mr. Eastman and 291,680 shares issuable upon the exercise of outstanding options held by Mr. Eastman exercisable within 60 days of March 31, 1997, at which date 106,016 shares were fully vested. The address of Mr. Eastman is c/o Geron Corporation, 230 Constitution Drive, Menlo Park, California 94025.

(12) Includes 132,352 shares issuable upon exercise of outstanding options held by Mr. Greenwood exercisable within 60 days of March 31, 1997, at which date 42,648 shares were fully vested.

(13) Includes 73,035 shares held directly by Richard T. Haiduck and 8,823 shares issuable upon the exercise of outstanding options held by Mr. Haiduck exercisable within 60 days of March 31, 1997, at which date all shares were fully vested. Mr. Haiduck resigned from the Company in March 1997.

(14) Includes 44,117 shares held by the Harley Family Trust and 110,802 shares issuable upon the exercise of outstanding options held by Calvin B. Harley exercisable within 60 days of March 31, 1997, at which date 47,203 shares were fully vested.

(15) Includes 33,938 shares held by the Hilleman/Albright Family Trust. Also includes 101,637 shares issuable upon the exercise of outstanding options held by Ms. Hilleman exercisable within 60 days of March 31, 1997, at which date 48,871 shares were fully vested.

(16) Includes 185,942 shares held directly by Michael D. West. Also includes 88,900 shares issuable upon the exercise of outstanding options held by Dr. West exercisable within 60 days of March 31, 1997, at which date 36,411 shares were fully vested.

(17) Includes 21,329 shares held directly by Kevin R. Kaster, an executive officer of the Company. Also includes 87,248 shares issuable upon the exercise of outstanding options held by Mr. Kaster exercisable within 60 days of March 31, 1997, at which date 23,952 shares were fully vested.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides certain information summarizing compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its four other most highly compensated executive officers whose compensation was in excess of $100,000 (the "Named Executive Officers") for services rendered in all capacities to the Company for each of the last two fiscal years:

                         SUMMARY COMPENSATION TABLE(1)

                                                                                           LONG-TERM
                                                                                          COMPENSATION
                                                                                             AWARDS
                                                 ANNUAL COMPENSATION                      ------------
                                 ----------------------------------------------------      SECURITIES
                                                                      OTHER ANNUAL         UNDERLYING
  NAME AND PRINCIPAL POSITION    YEAR     SALARY($)    BONUS($)    COMPENSATION(2)($)      OPTIONS(#)
-------------------------------  -----    --------     -------     ------------------     ------------
Ronald W. Eastman..............  1996     $245,000     $36,750          $ 30,000             127,058
  President and Chief Executive  1995      214,750      38,660            30,000              68,235
     Officer
David L. Greenwood(3)..........  1996      184,100      86,820            30,000              58,823
  Chief Financial Officer,       1995       78,750      41,200            13,750              73,529
     Treasurer, Secretary
Richard T. Haiduck(4)..........  1996      176,700      26,500            18,000              35,294
  Vice President of Corporate    1995      169,000      30,420            18,000              26,921
     Development
Calvin B. Harley, Ph.D.........  1996      172,000      25,800            18,000              35,294
  Vice President of Research     1995      154,897      27,890            18,000              28,928
Jeryl L. Hilleman..............  1996      154,300      21,610            12,000              35,294
  Vice President of Operations   1995      139,285      26,650             9,000              25,709
Daniel J. Levitt, M.D.,          1996      164,784          --            20,000              44,117
  Ph.D.(5).....................
  Vice President of Drug         1995      136,581      28,490            10,000              79,417
     Development and
     Chief Medical Officer

---------------
(1) In accordance with the rules of the Securities and Exchange Commission, no information is provided for fiscal years prior to fiscal year 1995 because the Company first became a reporting company pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, in 1996 and the Company was not required to provide such information in response to Commission filing requirements prior to that time.

(2) Other annual compensation consists solely of monthly housing allowances.

(3) Mr. Greenwood joined the Company in July 1995.

(4) Mr. Haiduck resigned from the Company in March 1997.

(5) Dr. Levitt resigned from the Company in October 1996.

STOCK OPTION GRANTS IN FISCAL YEAR 1996

     The following table provides certain information regarding options granted to the Chief Executive Officer and the Named Executive Officers during the year ended December 31, 1996. No stock appreciation rights were granted during the year:

                                                                                                 POTENTIAL
                                                                                                REALIZABLE
                                                  INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                             ------------------------------------------------------------     ANNUAL RATES OF
                                                  PERCENT OF                                       STOCK
                             NUMBER OF SHARES   TOTAL OPTIONS                               PRICE APPRECIATION
                                UNDERLYING        GRANTED TO     EXERCISE OR                FOR OPTION TERM(4)
                                 OPTIONS         EMPLOYEES IN    BASE PRICE    EXPIRATION   -------------------
           NAME               GRANTED(#)(1)     FISCAL YEAR(2)    ($/SH)(3)       DATE       5%($)      10%($)
---------------------------  ----------------   --------------   -----------   ----------   --------   --------
Ronald W. Eastman..........       91,761             15.2%          $2.04        4/30/06    $473,461   $864,787
                                  35,297              5.8            8.00        7/24/06     403,540    809,831
David L. Greenwood.........       42,482              7.0            2.04        4/30/06     219,194    400,365
                                  16,341              2.7            8.00        7/24/06     186,822    374,917
Richard T. Haiduck(5)......       25,489              4.2            2.04        4/30/06     131,516    240,217
                                   9,805              1.6            8.00        7/24/06     112,098    224,960
Calvin B. Harley, Ph.D.....       25,489              4.2            2.04        4/30/06     131,516    240,217
                                   9,805              1.6            8.00        7/24/06     112,098    224,960
Jeryl L. Hilleman..........       25,489              4.2            2.04        4/30/06     131,516    240,217
                                   9,805              1.6            8.00        7/24/06     112,098    224,960
Daniel J. Levitt, M.D.,
  Ph.D.(6).................       31,861              5.3            2.04        4/30/06     164,394    300,269
                                  12,256              2.0            8.00        7/24/06     140,119    281,194

---------------
(1) Each of these stock options, which were granted under the 1992 Stock Option Plan, are immediately exercisable for all option shares, but any shares purchased under the option are subject to repurchase by the Company at the original exercise price per share upon the cessation of the optionee's employment with the Company. Since each Named Executive Officer was a continuing employee at the time of grant, the Company's repurchase right lapses at the rate of 1/60th of the total number of shares at the end of each month thereafter. In the event of certain transactions involving changes in control of the Company, the Company's repurchase rights will terminate. The maximum term of each option grant is ten years from the date of grant.

(2) Based on an aggregate of 604,346 options granted by the Company in the year ended December 31, 1996 to all employees of the Company, including the Named Executive Officers.

(3) Exercise price is the average fair market value of the Common Stock underlying the stock option on the grant date.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(5) Mr. Haiduck resigned from the Company in March 1997.

(6) Dr. Levitt resigned from the Company in October 1996.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1996 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to options exercised during the year ended December 31, 1996 by the Chief Executive Officer and Named Executive Officers and unexercised options held as of the end of such fiscal year by such persons:

                                                                    NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS
                                  SHARES                           AT FISCAL YEAR-END(#)          AT FISCAL YEAR-END($)(2)
                                ACQUIRED ON       VALUE        ------------------------------   -----------------------------
             NAME               EXERCISE(#)   REALIZED(1)($)   EXERCISABLE(2)   UNEXERCISABLE   EXERCISABLE(3)  UNEXERCISABLE
------------------------------- -----------   --------------   --------------   -------------   --------------  -------------
Ronald W. Eastman..............         0        $      0          291,680               0        $  3,261,700       $ 0
David L. Greenwood.............         0               0          132,352               0           1,476,273         0
Richard T. Haiduck(4)..........    52,361          64,090           35,294               0             337,208         0
Calvin B. Harley, Ph.D. .......         0               0          110,802               0           1,277,925         0
Jeryl L. Hilleman..............         0               0          101,637               0           1,162,671         0
Daniel J. Levitt, M.D.,
  Ph.D.(5).....................    26,087          29,331           14,275               0             161,041         0

---------------

(1) Fair market value of the Company's Common Stock on the date of exercise (based on the closing sales price reported on the Nasdaq National Market or the actual sales price if the shares were sold by the optionee on the same date) less the exercise price.

(2) These stock options, which were granted under the 1992 Stock Option Plan, are immediately exercisable for all option shares, but any shares purchased under the option are subject to repurchase by the Company at the original exercise price per share upon the cessation of the optionee's employment with the Company. The Company's repurchase right generally lapses at the rate of 1/10th of the total number of shares at the end of the first six month period after the commencement of the optionee's employment with the Company and 1/60th of the total number of shares at the end of each month thereafter.

(3) Based on the fair market value of the Common Stock as of December 31, 1996, quoted on the Nasdaq National Market ($13.25 per share), minus the per share exercise price, multiplied by the number of shares underlying the option.

(4) Mr. Haiduck resigned from the Company in March 1997. In connection with Mr. Haiduck's resignation, the Company accelerated the vesting with respect to 25,000 shares subject to repurchase.

(5) Dr. Levitt resigned from the Company in October 1996.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE OF CONTROL AGREEMENTS

     The Company does not have any existing employment agreements with the Chief Executive Officer or any of the Named Executive Officers.

     In the event of a change in control of the Company, the 1992 Stock Option Plan provides that each outstanding option will accelerate so that each option will be fully exercisable for all of the shares subject to such option immediately prior to the effective date of the transaction. In addition, upon the occurrence of such transaction, the Stock Option Plan provides that all of the outstanding repurchase rights of the Company with respect to shares of Common Stock acquired upon exercise of options granted under the Plan will terminate.

                        COMPENSATION COMMITTEE REPORT(1)

     The Compensation Committee of the Board of Directors (the "Committee") consists of Dr. Barkas and Mr. Dovey, neither of whom is an officer or an employee of the Company. The Committee is responsible for making recommendations and taking actions concerning salaries and incentive compensation of officers and employees of the Company, including the award of stock options under the Company's stock option plan. In

---------------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

particular, the Committee evaluates the performance of management and determines the compensation of the Chief Executive Officer and other executive officers on an annual basis. Executive Officers who are also directors are not present during the discussion of their compensation.

PHILOSOPHY

     The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that reward individual contributions as well as corporate performance. Accordingly, the Company's executive compensation policies include:

     - competitive pay practices, taking into account the pay practices of life science and pharmaceutical companies with which the Company competes for talented executives;

     - annual incentive programs which are designed to encourage executives to focus on the achievement of specific short-term corporate goals as well as longer-term strategic objectives;

     - equity-based incentives designed to motivate executives over the long term, to align the interests of management and stockholders and to ensure that management is appropriately rewarded for achievements which benefit the Company's stockholders.

     In the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings per share or sales growth, may not readily apply in reviewing performance of executives. Because of the Company's current stage of development, the Committee evaluates other indications of performance, such as progress of the Company's research and development programs and corporate development activities, as well as the Company's success in securing capital sufficient to enable the Company to continue research and development activities. These qualitative factors necessarily involve a subjective assessment by the Committee of corporate performance. In addition, total compensation paid by the Company to its executive officers is designed to be comparable to compensation packages paid to the management of other companies of comparable size in the biopharmaceutical industry. Toward that end, the Committee may review both independent survey data as well as data gathered internally.

EXECUTIVE OFFICER COMPENSATION

     Compensation for each of the Company's executive officers, including the Chief Executive Officer, generally consists of three elements: a cash salary, a cash incentive bonus and stock option grants with exercise prices generally set at fair market value at the time of the grant. Base salaries are determined at the beginning of the fiscal year, whereas cash bonuses are awarded on a discretionary basis, usually following the Company's fiscal year-end, and are based on the achievement of corporate and individual goals set by the Board and the Company's CEO at the beginning of the year, as well as the financial condition and prospects for the Company.

     The Company has used the grant of options under its 1992 Stock Option Plan to underscore the common interests of stockholders and management. Options granted to executive officers are intended to provide a continuing financial incentive to maximize long-term value to stockholders and to make each executive's total compensation opportunity competitive. In addition, because stock options generally become exercisable over a period of several years, options encourage executives to remain in the long-term employ of the Company. In determining the size of an option to be granted to an executive officer, the Committee takes into account an officer's position and level of responsibility within the Company, the officer's existing stock and option holdings, and the potential reward to the officer if the stock price appreciates in the public market.

     In February 1996, the Committee met to consider the compensation of the Company's executive officers for fiscal 1996 and to set certain performance goals. The Committee considered a variety of factors, both individual and corporate, in evaluating the performance of the Company's executive officers. In addition, the Committee reviewed the results of independent surveys that provided information regarding management compensation for approximately 100 companies in the biopharmaceutical industry, categorized by geographic area and management position.

     In January 1997, the Committee met to evaluate the Company and individual performance against the goals for 1996. The Committee determined that the Company successfully achieved many of its objectives. As a result, based on corporate performance, the Committee recommended that individual executive officers receive cash bonuses, depending on the Committee's assessment of individual performance, of up to 20% of such officer's eligible 1996 compensation and options to purchase Common Stock at levels ranging from 30,000 to 150,000 shares, vesting over 5 years.

CEO COMPENSATION

     For 1996, the Committee increased the salary of Mr. Eastman by approximately 14% reflecting, the Committee's evaluation of Mr. Eastman's contribution to the performance of the Company in 1995. In particular, the Committee took into account the signing of the collaboration with Kyowa Hakko Kogyo Co., Ltd., a successful private market financing of the Company (Series D Preferred Stock), as well as Mr. Eastman's achievements in recruiting individuals to serve in key positions at the Company. Mr. Eastman's salary was also reviewed in comparison to compensation paid to chief executive officers of companies in the biopharmaceutical industry. Similar factors accounted for the increase in base salaries of the other executive officers. In making its determination with respect to the bonus to be awarded to Mr. Eastman for 1996, the Committee's assessment was that Mr. Eastman had significant success in achieving his individual performance objectives for 1996, in particular, the contributions of Mr. Eastman in connection with the Company's initial public offering of Common Stock and the negotiation of a major strategic collaboration in telomerase inhibition with Pharmacia & Upjohn S.p.A.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by stockholders.

     The Compensation Committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive. Having considered the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirement that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy, and the Company's best interests.

              Alexander E. Barkas, Ph.D.            Brian H. Dovey

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, except that Dr. Barkas served as acting President and Chief Executive Officer of the Company from March 1992 until May 1993. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

     Dr. Barkas is a limited partner of KPCB VI Associates, the general partner of Kleiner Perkins Caufield & Byers VI, a principal stockholder of the Company. Mr. Dovey is a general partner of Domain Associates and a general partner of the general partner of Domain Partners II, L.P., a principal stockholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management."

                              PERFORMANCE GRAPH(1)

     The following graph compares total stockholder returns of the Company since its initial public offering of Common Stock on July 30, 1996 to two indices: the Nasdaq CRSP Total Return Index for the Nasdaq Stock Market-U.S. Companies (the "Nasdaq-US") and the Nasdaq Pharmaceutical Index (the "Nasdaq-Pharmaceutical"). The total return for the Company's stock and for each index assumes the reinvestment of dividends, although dividends have never been declared on the Company's stock, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each monthly period. The Nasdaq-US tracks the aggregate price performance of equity securities of U.S. companies traded on the Nasdaq National Market (the "NNM"). The Nasdaq-Pharmaceutical tracks the aggregate price performance of equity securities of pharmaceutical companies traded on the NNM. The Company's Common Stock is traded on the NNM and is a component of both the Nasdaq-US and the Nasdaq-Pharmaceutical.

           COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT SINCE THE COMPANY'S INITIAL PUBLIC OFFERING ON JULY 30, 1996(2)

        MEASUREMENT PERIOD                                                        NASDAQ
      (FISCAL YEAR COVERED)                GERON             NASDAQ US        PHARMACEUTICAL
7/31/96                                            100                 100                 100
8/30/96                                             89                 106                 107
9/30/96                                             90                 114                 115
10/31/96                                            98                 112                 110
11/29/96                                           102                 119                 108
12/31/96                                           171                 119                 111

---------------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) Shows the cumulative total return on investment assuming an investment of $100 in each of the Company, the Nasdaq-US and the Nasdaq-Pharmaceutical on July 30, 1996. The cumulative total return on the Company's stock has been computed based on an initial price of $8.00 per share, the price at which the Company's shares were sold in its initial public offering on July 30, 1996.

                              CERTAIN TRANSACTIONS

     In May 1993, the Company provided an interest-free loan to Jeryl L. Hilleman, Vice President of Operations, in the principal amount of $50,000, due May 20, 1996, pursuant to a note secured by a second deed of trust to Ms. Hilleman's residence in Palo Alto, California. On May 20, 1996, the Company agreed to extend the due date of this note to the earlier of May 22, 1997 or nine months following the closing of an initial public offering of the Common Stock, with an interest rate of 6% per annum, beginning as of May 21, 1996. On January 28, 1997, the Company agreed to extend the due date of this note to December 31, 1998 on an interest-free basis with all unpaid principal and interest due at such time. As of December 31, 1996, $51,842 was outstanding under the note.

     In July 1993, the Company provided a loan to Michael D. West, Vice President of New Technologies and a Director of the Company, in the principal amount of $55,000, with an interest rate of 3.95%, due July 7, 1996, pursuant to a note secured by stock pledge agreement. On May 20, 1996, the Company agreed to extend the due date of this note to the earlier of July 7, 1997 or nine months following the closing of an initial public offering of the Company's Common Stock, with an interest rate of 6.0% per annum, beginning as of July 8, 1996. On January 28, 1997, the Company agreed to extend the due date of this note to December 31, 1998 at an interest rate of 6.0% with all unpaid principal and interest due at such time. As of December 31, 1996, $57,026 was outstanding under the note.

     In December 1993, the Company provided an interest-free loan to Calvin B. Harley, Chief Scientific Officer, in the principal amount of $150,000, due December 1, 1996, pursuant to a note secured by a second deed of trust to Dr. Harley's residence in Palo Alto, California. On December 1, 1996, the Company agreed to extend the due date of the interest-free loan to December 31, 1998. In addition, in connection with the exercise of an option to purchase Common Stock granted pursuant to the Stock Option Plan, in October 1994, the Company provided a loan to Dr. Harley, pursuant to a note secured by a stock pledge agreement, in the principal amount of $14,850, with an interest rate of 5.91%, due upon the earlier of October 20, 1997 or 30 days following any sale of the shares of Common Stock purchased with the loan by Dr. Harley. As of December 31, 1996, $16,776 was outstanding under the note.

     In March 1995, in connection with the exercise of an option to purchase Common Stock granted pursuant to the Stock Option Plan, the Company provided a loan to Ronald W. Eastman, pursuant to a note secured by a stock pledge agreement, in the principal amount of $44,550, with an interest rate of 7.07%, due upon the earlier of March 6, 1998 or 30 days following any sale of the shares of Common Stock purchased with the loan by Mr. Eastman. As of December 31, 1996, $50,281 was outstanding under the note.

     In September 1995, the Company provided two loans to David L. Greenwood, Chief Financial Officer, Treasurer and Secretary, one in the principal amount of $200,000, with an interest rate of 6.00%, due September 30, 1996, and the other in the principal amount of $120,000, interest-free, due on the earlier of September 30, 1998 or nine months following the closing of an initial public offering of the Common Stock. Both loans were made pursuant to notes secured by a second deed of trust to Mr. Greenwood's residence in Monte Sereno, California. On September 30, 1996, an aggregate of $200,000 in principal amount under such notes remained outstanding and the Company combined the two notes and extended the due date to December 31, 1998 on an interest-free basis. As of December 31, 1996, $203,093 was outstanding under the note.

     In April 1996, the Company entered into a Consulting Agreement with Thomas
D. Kiley, a Director of the Company, pursuant to which Mr. Kiley agreed to provide such advice and consultation as reasonably requested by the Company to its officers and scientists on the direction, implementation and operations of its scientific programs, business plans and management of intellectual property. As compensation for his services under this agreement, Mr. Kiley received an option to purchase 7,352 shares of Common Stock at an exercise price of $2.04 per share, with monthly vesting over a five year period. Unless otherwise terminated by either the Company or Mr. Kiley, this agreement will expire on April 10, 2001.

     In April 1997, the Company entered into a Consulting Agreement with John P. Walker, a Director of the Company, pursuant to which Mr. Walker agreed to provide such advice and consultation as reasonably requested by the Company to its officers and scientists on the direction, implementation and operations of its scientific programs and business plans. As compensation for his services under this agreement, Mr. Walker received an option to purchase 10,000 shares of Common Stock at an exercise price of $9.25 per share, with annual vesting over a three year period. In addition, Mr. Walker will receive cash compensation in the amount of $10,000 per year, payable quarterly. Unless otherwise terminated by either the Company or Mr. Walker, this agreement will expire on April 3, 2000.

     The Company has entered into indemnity agreements with all of its officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason for his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively "Reporting Persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1996, Reporting Persons complied with all applicable filing requirements.

                        ADDITIONAL INFORMATION REGARDING
                   1996 DIRECTORS' STOCK OPTION PLAN AND 1996
                          EMPLOYEE STOCK PURCHASE PLAN

     Attached to this Proxy Statement as Appendix 1 is certain information concerning the Company's 1996 Directors' Stock Option Plan and 1996 Employee Stock Purchase Plan, and attached as Appendix 2 is certain information concerning the federal tax consequences of participating in those plans. Such information is being furnished under Rule 16b-3 (as in effect at the time the Plans were adopted) promulgated under the Exchange Act, in order to perfect the stockholder approval requirement of such Rule with respect to such Plans.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LOGO
                                          DAVID L. GREENWOOD
                                          Secretary

April 17, 1997

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO GERON CORPORATION, 230 CONSTITUTION DRIVE, MENLO PARK, CALIFORNIA, 94025.

                                   APPENDIX 1

             DESCRIPTIONS OF THE 1996 DIRECTORS' STOCK OPTION PLAN
                     AND 1996 EMPLOYEE STOCK PURCHASE PLAN

1996 DIRECTORS' STOCK OPTION PLAN

GENERAL

     The Company's 1996 Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors in June 1996 and approved by the stockholders in July 1996. A total of 300,000 shares of Common Stock has been reserved for issuance under the Directors' Plan.

     The Directors' Plan is designed to provide nonemployee directors with a proprietary interest in the Company, to encourage these individuals to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board.

     As of April 11, 1997, an option to purchase 25,000 shares of Common Stock has been granted to the Company's nonemployee directors under the Directors' Plan.

SUMMARY OF THE DIRECTORS' PLAN

     The essential features of the Directors' Plan are outlined below.

Administration

     The Directors' Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provisions of the Directors' Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Plan. The Board of Directors is classified into three (3) classes and all directors hold office for a term of three (3) years following their election, or until their successors are duly elected and qualified.

Eligibility

     The Directors' Plan provides for the grant of nonstatutory options to nonemployee directors of the Company. The Directors' Plan provides that each person who becomes a nonemployee director of the Company shall be granted a nonstatutory stock option to purchase 25,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each Annual Meeting of the Company's stockholders, each nonemployee director shall be granted an additional option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months (with the first such grant to be made at the 1997 Annual Meeting). The Directors' Plan provides for neither a maximum nor a minimum number of option shares that may be granted to any one nonemployee director, but does provide for the number or shares which may be included in any grant and the method of making a grant. The Company currently has six (6) nonemployee directors.

Terms of Options

     Options granted under the Directors' Plan have a term of ten years. Each option is evidenced by a option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The First Option becomes exercisable in installments as to 33 1/3% of the total number of shares subject to the First Option on each of the first, second and third anniversaries of the date of grant of the First Option; the Subsequent Option becomes exercisable in whole on the first anniversary of the date of grant. An option is exercised by giving written notice of exercise to the

                                       1-1

         Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, an exchange of shares of the Company's Common Stock, which, if acquired from the Company, have been held for at least six months, or a combination thereof.

     (b) Option Price: The exercise price of all options granted under the Directors' Plan will be equal to the fair market value of the Company's Common Stock on the date of grant. The Board of Directors determines such fair market value based upon the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date the option is granted. As of April 11, 1997, the closing sales price of the Company's Common Stock as reported on the Nasdaq National Market was $8.625 per share.

     (c) Termination of Status as a Director: The Directors' Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within 90 days after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination.

     (d) Death: If an optionee should die while serving as a director of the Company, the option may be exercised at any time within six months after death but only to the extent that the option would have been exercisable had the optionee continued living and remained a director of the Company for twelve months (or such lesser period of time as is determined by the Board) after the date of death. If an optionee should die within three months after ceasing to serve as a director of the Company, the option may be exercised within six months after death to the extent the option was exercisable on the date of such termination.

     (e) Disability: If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months (or such other period, of time not exceeding twelve months as determined by the Board) after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

     (f) Termination of Options: No option is exercisable by any person after the expiration of ten years from the date the option was granted.

     (g) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

     (h) Acceleration of Options: In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each nonemployee director shall have either (i) a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of such dissolution, liquidation, sale, merger, consolidation or reorganization, at the end of which time the option shall terminate or
         (ii) the right to exercise the option, including any part of the option that would not otherwise be exercisable, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such dissolution, liquidation, sale, merger, consolidation or reorganization.

     (i) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

                                       1-2

Adjustment Upon Changes in Capitalization

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each outstanding option. In addition, the number of shares authorized for issuance under the Directors' Plan shall be appropriately adjusted.

Amendment and Termination

     The Board of Directors may amend the Directors' Plan at any time or from time to time or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any grant theretofore made, without his or her consent. In addition, the Company shall obtain stockholder approval of any amendment to the Directors' Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation). Further, the provisions of the Directors' Plan concerning the administration of and grants of options under the Plan may not be amended more than once every six months, other than to comport with changes in ERISA or the Internal Revenue Code of 1986, as amended (the "Code"). If not terminated earlier, the Directors' Plan will have a term of ten years.

1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board of Directors in June 1996 and approved by the stockholders in July 1996. A total of 300,000 shares of Common Stock are reserved for issuance under the Stock Purchase Plan.

     The Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under Section 423 of the Code. The Stock Purchase Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA. See "Appendix 2-1996 Employee Stock Purchase Plan."

     The purpose of the Stock Purchase Plan is to provide employees of the Company (and any of its subsidiaries designated by the Board) who participate in the Stock Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

SUMMARY OF THE STOCK PURCHASE PLAN

     The essential features of the Stock Purchase Plan are outlined below:

Administration

     The Stock Purchase Plan may be administered by the Board or a committee appointed by the Board. Initially, the Purchase Plan will be administered by the Board of Directors, except that with respect to executive officers (including executive officers who are also directors), the Stock Purchase Plan will be administered exclusively by the Compensation Committee (comprised of Dr. Barkas and Mr. Dovey, outside directors of the Company who are not eligible to participate in the Purchase Plan). All questions of interpretation of the Stock Purchase Plan are determined by the Board or its committee, and its decisions are final and binding upon all participants. Members of the Board or its committee who are eligible employees are permitted to participate in the Stock Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the Stock Purchase Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the Stock Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Stock Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Stock Purchase Plan. The Board of Directors is classified into three (3) classes and all directors currently hold office for a term of three (3) years following their election, or until their successors are duly elected and qualified.

                                       1-3

Eligibility

     Any person who is employed by the Company (or any of its majority-owned subsidiaries) for at least twenty hours per week and more than five months in a calendar year is eligible to participate in the Stock Purchase Plan, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by Section 423(b) of the Code. As of March 31, 1997, approximately 92 employees, including 6 executive officers, were eligible to participate in the Stock Purchase Plan.

Offering Dates

     The Stock Purchase Plan will be implemented by a series of offering periods of 12 months duration, with new offering periods (other than the first offering period) commencing on or about January 1 and July 1 of each year. Each offering period consists of two consecutive purchase periods of six months' duration, with the last day of such period being designated a purchase date. The first offering period began on July 30, 1996 (the date of the Company's initial public offering) and will continue through June 30, 1997. If the fair market value of the Common Stock on a purchase date is less than the fair market value at the beginning of the offering period, a new 12 month offering period will begin immediately on the first business day following the purchase date with a new fair market value. The Board may alter the duration of the offering periods without stockholder approval.

Participation in the Plan

     Eligible employees become participants in the Stock Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board for all eligible employees with respect to a given offering.

Purchase Price

     The purchase price per share at which shares are sold under the Stock Purchase Plan is the lower of 85% of the fair market value of the Common Stock on the applicable date of commencement of the offering period or on the applicable exercise date. The fair market value of the Common Stock on a given date shall be the closing price of the Common Stock as reported on the Nasdaq National Market as of such date. As of April 11, 1997, the fali market value of the Common Stock was $8.625 per share.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may be not less than 1% and not more than 10% of a participant's eligible compensation received on each payday during the offering period. Eligible compensation consists of the regular straight time gross earnings and commissions and excludes payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. Payroll deductions shall commence on the first payday following the offering date, and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Stock Purchase Plan.

     A participant may discontinue his or her participation in the Stock Purchase Plan at any time during an offering period. A participant may, on one occasion only during any particular offering period, decrease the rate of his or her contributions during such offering period by completing and filing with the Company a new subscription agreement. The change in rate shall be effective as of the beginning of the calendar month following the date of filing of the new subscription agreement.

     All payroll deductions are credited to the participant's account under the Stock Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose. No interest accrues on the payroll deductions of a participant in the Stock Purchase Plan.

                                       1-4

Purchase of Stock; Exercise of Option

     By executing a subscription agreement to participate in the Stock Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares a participant may purchase in a 12-month offering period is subject to certain limitations provided by the Plan and the Code, provided, however, that the participant's actual purchase will be limited to the number of shares determined by dividing the amount of the participant's total payroll deductions accumulated during each 12-month offering period by the lower of (i) 85% of the fair market value of the Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of the Common Stock on the applicable exercise date. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price.

     Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the Stock Purchase Plan if immediately after the grant of the option the participant would own five percent (5%) or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock that may be purchased under the Stock Purchase Plan or pursuant to any other options), nor shall any participant be granted an option that would permit the participant to buy pursuant to the Stock Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares that would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available for issuance under the Stock Purchase Plan, a pro rata allocation of the available shares shall be made in as equitable a manner as is practicable.

Withdrawal

     While each participant in the Stock Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest may be decreased once during any given offering period by completing and filing a new subscription agreement with the Company. In addition, a participant's interest may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Stock Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable 12-month period prior to an exercise date under the Plan.

     Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. In effect, the participant is given an option, for a maximum number of shares, which may or may not be exercised at the end of each 12-month purchase period. However, unless the participant actively withdraws from the offering period, the option will be exercised automatically at the end of each purchase period, and the maximum number of full shares purchasable (within the limits of the Stock Purchase Plan) with the participant's accumulated payroll deductions will be purchased for that participant at the applicable price.

     A participant's withdrawal from an offering period does not have an effect upon such participant's eligibility to participate in subsequent offering periods under the Stock Purchase Plan; however, the participant may not re-enroll in the same offering period after withdrawal.

Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, prior to any exercise date cancels his or her participation in the Stock Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account during the offering period will be returned to such participant, or in the case of death, to the person or persons entitled thereto as specified in the participant's subscription agreement.

Capital Changes

     In the event any change, such as a stock split of stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt

                                       1-5
of consideration by the Company, appropriate adjustments will be made in the shares subject to purchase and in the purchase price per share, as well as in the number of shares available for issuance under the Stock Purchase Plan.

Nontransferability

     No rights or accumulated payroll deductions of a participant under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of for any reason (other than by will, or the laws of descent and distribution, or as otherwise provided in the Stock Purchase Plan) and any such attempt may be treated by the Company as an election to withdraw from the Stock Purchase Plan.

Amendment and Termination of the Plan

     The Board may at any time amend or terminate the Stock Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Stock Purchase Plan without prior approval of the Stockholders of the Company if such amendment would increase the number of shares reserved under the Stock Purchase Plan, permit a new class of employees to participate in the Stock Purchase Plan or make any other change to the Stock Purchase Plan for which Stockholder approval is required to comply with the rules under Section 16 of the Exchange Act and Rule 16b-3 (or any successor rule) thereto.

Plan Benefits

     No shares were issued under the Purchase Plan in 1996. In January 1997, 7,671 shares were issued to non-executive employees as a group under the Purchase Plan at a purchase price of $6.59 per share. In addition, 2,850 shares were issued to executive officers of the Company as a group at a purchase price per share of $6.59 as follows: 211 shares to Mr. Greenwood, 1,231 shares to Mr. Haiduck, 1,201 shares to Dr. Harley, 103 shares to Mr. Kaster, and 104 shares to Dr. West.

                                       1-6

                                   APPENDIX 2

      FEDERAL TAX INFORMATION CONCERNING THE CONSEQUENCES OF PARTICIPATING
                  IN THE 1996 DIRECTORS' STOCK OPTION PLAN AND
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The following is only a summary of the effect of United States federal income taxation upon the participants and the Company under the 1996 Directors' Stock Option Plan and the 1996 Employee Stock Purchase Plan, and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, this summary does not discuss the income tax laws of any municipality, state or foreign country in which the participant may reside, or the tax consequences of the participant's death. It is advisable that a participant consult his own tax advisor concerning application of these tax laws.

1996 DIRECTORS' STOCK OPTION PLAN

     Options granted under the 1996 Directors' Stock Option Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option exercise price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred for up to six months unless the optionee files an election under
Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares as of the date of exercise of the option (or the date of taxation, if later) will be treated as capital gain or loss. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

1996 EMPLOYEE STOCK PURCHASE PLAN

     The 1996 Employee Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held by the participant. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by a participant upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the holding periods described above.

                                       2-1

                                   APPENDIX A
                       (not distributed to stockholders)

                                GERON CORPORATION

                             1992 STOCK OPTION PLAN
                        (AS AMENDED THROUGH MAY 22, 1996)

I.       PURPOSES OF THE PLAN

         This 1992 Stock Option Plan (the "Plan") is intended to promote the interests of Geron Corporation, a Delaware corporation (the "Corporation"), by providing a method whereby eligible individuals who provide valuable services to the Corporation (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

         For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

            (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.      ADMINISTRATION OF THE PLAN

         A. The Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the date on which the Corporation's outstanding Common Stock is registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Section 12(g) Registration Date") and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Corporation's 1996 Directors' Stock Option Plan.

         B. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer the Plan with respect to all such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive option grants under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

         C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

         E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any grants under the Plan.

III.     ELIGIBILITY FOR OPTION GRANTS

         A. The persons eligible to receive option grants under the Plan are as follows:

            (i) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations);

            (ii) those Consultants who provide valuable services to the Corporation (or its parent or subsidiary corporations), provided, however, that after the Section 12(g) Registration Date, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Corporation.

         B. Each Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of
Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

IV.      STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of shares which may be issued over the term of the Plan shall not exceed 8,685,000 shares. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of this Section IV.

         B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of the 1997, 1998, 1999, 2000 and 2001 calendar years by an amount equal to two percent (2%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 300,000 shares.

         C. No one person participating in the Plan may receive options for more than 500,000 shares of Common Stock per calendar year, beginning with the 1996 calendar year.

         D. Shares subject to outstanding options shall be available for subsequent option grants under the Plan to the extent (i) options expire or terminate for any reason prior to exercise in full and (ii) options are cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan. Shares subject to outstanding options shall not be available for subsequent option grants under the Plan to the extent options are surrendered in accordance with the limited cash-out rights provisions of Section IX of the Plan. Shares repurchased by the Corporation pursuant to its repurchase rights under the Plan shall not be available for subsequent option grants.

         E. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, appropriate adjustments shall be made to
(i) the aggregate number and/or class of shares issuable under the Plan, (ii) the number of shares for which any one person may be granted options per calendar year and (iii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

V.       TERMS AND CONDITIONS OF OPTIONS

         A. Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees (as defined in subsection D.3 below) may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with and incorporate the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

         B. Option Price.

            1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than eighty-five percent (85%) of the Fair Market Value (as defined below) of a share of Common Stock on the date of the option grant.

            2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one or more of the forms specified below:

               (i)   cash or check drawn to the Corporation's order;

               (ii) in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

               (iii) to the extent the option in exercised for vested shares, through a special sale and remittance procedure pursuant to which the optionee is to provide irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (II) concurrently to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

               For purposes of this subparagraph 2, the Exercise Date shall be the first date on which there shall have been delivered to the Corporation both written notice of the exercise of the option and, except to the extent such sale and remittance procedure is utilized, payment of the option price for the purchased shares.

            3. The Fair Market Value of a share of Common Stock on any relevant date under subparagraphs 1 or 2 above (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

               (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

               (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the value determined pursuant to subparagraphs (i) and (ii) above does not accurately reflect the Fair Market Value of the Common Stock, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including one or more independent professional appraisals.

         C. Term and Exercise of Options.

            Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No such option, however, shall have a maximum term in excess of ten
(10) years from the grant date and no Incentive Option granted to a 10% Stockholder shall have a maximum term in excess of five (5) years from the grant date. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution.

         D. Effect of Termination of Employment.

            1. Except to the extent otherwise provided pursuant to subparagraph 4 below, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.

               - Should the optionee cease to remain in Service for any reason other than death or Disability, then the period during which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

               - Should the optionee's Service terminate by reason of Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be limited to the six (6)-month period following the date of such cessation of Service. However, should such Disability be deemed to constitute Permanent Disability, then the period during which each outstanding option held by the optionee is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be limited to the twelve (12)-month period following the date of the optionee's cessation of Service by reason of such Permanent Disability. For the purposes of the Plan, Disability shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

               - Should the optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

               - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the optionee is not otherwise at that time vested.

            2. Under no circumstances shall any option be exercisable after the specified expiration date of the option term.

            3. For all purposes under the Plan, unless specifically provided otherwise in the option agreement evidencing the option grant and/or the purchase agreement evidencing the purchased shares, the optionee shall be deemed to remain in Service for so long as such individual renders services on a periodic basis to the Corporation or any parent or subsidiary corporation in the capacity of an Employee, a non-employee member of the Board of Directors or a consultant. The optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            4. The Board shall have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee's termination of Service from the three (3)-month (six (6) months in the case of Disability or twelve (12) months in the case of death or Permanent Disability) or shorter period set forth in the option agreement to such greater period of time as the Board shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term.

         E. Stockholder Rights. An optionee shall have none of the rights of a stockholder with respect to the shares subject to the option until such individual shall have exercised the option and paid the option price.

         F. Repurchase Rights. The shares of Common Stock acquired upon the exercise of options granted under the Plan may be subject to one or more repurchase rights of the Corporation in accordance with the following provisions:

            1. The Plan Administrator may in its discretion determine that it shall be a term and condition of one or more options exercised under the Plan that the Corporation (or its assignees) shall have the right, exercisable upon the optionee's cessation of Service, to repurchase at the option price all or (at the discretion of the Corporation and with the consent of the optionee) part of the unvested shares of Common Stock at the time held by the optionee. Any such repurchase right shall be exercisable by the Corporation (or its assignees) upon such terms and conditions (including the establishment of the appropriate vesting schedule and other provision for the expiration of such right in one or more installments over the optionee's period of Service) as the Plan Administrator may specify in the instrument evidencing such right.

            2. All of the Corporation's outstanding repurchase rights shall automatically terminate upon the occurrence of any Corporate Transaction under
Section VII, except to the extent the Corporation's outstanding repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

         G. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate

VI.      INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

         A. Option Price. The option price per Share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant. If the individual to whom the option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations (such person to be herein referred to as a 10% Stockholder), then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value of one share of Common Stock on the grant date.

         B. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred

Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

               Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

VII.     CORPORATE TRANSACTIONS

            A. In the event of one or more of the following transactions (a "Corporate Transaction"):

                    (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                    (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                    (iii) any reverse merger in which the Corporation is the surviving entity but in which all of the Corporation's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary, then each option outstanding under the Plan shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

         B. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor Corporation (or parent thereof).

         C. Each outstanding option which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would be issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction.

         D. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate

Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminated by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

         E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to these rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

         F. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         G. The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VIII.    CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of Fair Market Value of the Common Stock on the new grant date (or one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option or, in the case of an Incentive Option granted to a 10% Stockholder, not less than one hundred and ten percent (110%) of such Fair Market Value).

IX.      CASH-OUT OF OPTIONS

         A. Once the Corporation's outstanding Common Stock is registered under
Section 12(g) of the 1934 Act, one or more optionees subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited cash-out rights to operate in tandem with their outstanding options under the Plan. Any option with such a limited right in effect for at least six (6) months shall automatically be cancelled upon the acquisition of fifty percent (50%) or more of the Corporation's outstanding Common Stock (excluding the Common Stock holdings of officers and directors of the Corporation who participate in this Plan) pursuant to a tender or exchange offer made by a person or group of related persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) which the Board does not recommend the Corporation's stockholders to accept. In return for the cancelled option, the optionee shall be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Cash-Out Price of the shares of Common Stock in which the optionee is vested under the cancelled option over (ii) the aggregate option price payable for such vested shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the completion of such tender or exchange offer, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such cancellation and distribution.

         B. For purposes of calculating the cash distribution, the Cash-Out Price per share of the vested Common Stock subject to the cancelled option shall be deemed to be equal to the greater of (i) the Fair Market Value per share on the date of surrender, as determined in accordance with the valuation provisions of subsection V.B.3, or (ii) the highest reported price per share paid in effecting the tender or exchange offer. However, if the cancelled option is an Incentive Option, then the Cash-Out Price shall not exceed the value per share determined under clause (i) above.

         C. The shares of Common Stock subject to any option cancelled for an appreciation distribution in accordance with this Section IX shall not be available for subsequent option grants under the Plan.

X.       TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or upon the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options . Such right may be provided to any such holder in either or both of the following formats:

            (i) Stock Withholding. The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

            (ii) Stock Delivery. The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

XI.      LOANS

         A. The Plan Administrator may assist any optionee (including an optionee who is an officer or director of the Corporation) in the exercise of one or more options granted to such optionee, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by

            (i) authorizing the extension of a loan from the Corporation to such optionee, or

            (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years.

         B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each optionee may not exceed the sum of (i) the aggregate option price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the optionee in connection with such exercise.

         C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board in its discretion deems appropriate.

XII.     NO EMPLOYMENT OR SERVICE RIGHTS

         Nothing in the Plan shall confer upon the optionee any right to continue in the service or employ of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining such optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining such optionee) or of the optionee, which rights are hereby expressly reserved by each, to terminate the Service of the optionee at any time for any reason, with or without cause.

XIII.    AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect the rights and obligations with respect to options at the time outstanding under the Plan; and provided, further that the Board shall not, without the approval of the Corporation's stockholders, (i) increase the maximum number of shares issuable under the Plan or the maximum number of shares for which any person may be granted options per calendar year, except for permissible adjustments under Section IV, (ii) materially modify the eligibility requirements for the grant of options under the Plan or (iii) materially increase the benefits accruing to Plan participants.

         B. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided (i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such option and within one (1) year thereafter such amendment is approved by the Corporation's stockholders and (ii) each option granted is not to become exercisable, in whole or in part, at any time prior to the obtaining of such stockholder approval.

XIV.     EFFECTIVE DATE AND TERM OF PLAN

         A. The Plan became effective when adopted by the Board on May 21, 1992 and was approved by the Corporation's stockholders on July 8, 1992. On November 13, 1992 the Board adopted an increase in the maximum aggregate number of shares issuable over the term of the Plan from 650,000 to 1,650,000 shares. The increase was approved by the Corporation's stockholders on December 8, 1992. On August 11, 1993 the Board adopted a further increase in the maximum aggregate number of shares issuable over the term of the Plan from 1,650,000 to 2,150,000 shares. The increase was approved by the Corporation's stockholders on October 8, 1993. On January 13, 1994, the Board approved a further increase in the aggregate number of shares issuable over the term of the Plan from 2,150,000 to 2,500,000 shares. The increase was approved by the Corporation's stockholders on June 28, 1994. On September 14, 1994, the Board approved a further increase of 3,385,000 shares in the aggregate number of shares issuable over the term of the Plan bringing the new aggregate to 5,885,000 shares. The increase was approved by the Corporation's stockholders on October 5, 1994. On April 25, 1996, the Board approved a further increase of 2,800,000 shares in the aggregate number of shares issuable over the term of the Plan bringing the new aggregate to 8,685,000 shares, subject to stockholder approval of the 2,800,000-share increase within twelve (12) months of the date of approval by the Board. On May 22, 1996, the Board approved certain amendments to the Plan in connection with the filing of a Registration Statement for the initial public offering of the Company's Common Stock, subject to shareholder approval of such changes within twelve (12) months of the date of approval by the Board. Options may be granted in reliance on the 2,800,000 share increase prior to approval of such increase by the Corporation's stockholders but no option granted in reliance on such increase shall become exercisable, in whole or in part, unless and until the increase shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the increase, then all options previously granted in reliance on such increase shall terminate and no further options shall be granted. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

         B. Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) the expiration of the ten (10) year period measured from the date of the Board's adoption of the Plan, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or surrender of options granted hereunder or (iii) the termination of all outstanding options in connection with a Corporate Transaction. If the date of termination is determined under clause (i) or (iii) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

XV.      USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

XVI.     REGULATORY APPROVALS

         The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

                                GERON CORPORATION

                             STOCK OPTION AGREEMENT

                                   WITNESSETH:

RECITALS

            A. The Board of Directors of the Corporation has adopted the Geron Corporation 1992 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected key employees (including officers and directors), non-employee members of the Board of Directors and consultants who contribute to the financial success of the Corporation or its parent or subsidiary corporations.

            B. Optionee is an individual who is to render valuable services to the Corporation or its parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of a stock option to Optionee.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Corporation's Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the option price per share (the "Option Price") specified in the Grant Notice.

            2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 5, 6 or 18.

            3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

            4. DATES OF EXERCISE. This option may not be exercised in whole or in part at any time prior to the time the 3,385,000-share increase in the aggregate number of shares issuable over the term of the Plan is approved by the Corporation's stockholders in accordance with Paragraph 18. Provided such stockholder approval is obtained, this option shall thereupon become exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As the option becomes exercisable in one or more installments, the installments shall accumulate and the option shall remain exercisable for such installments until the Expiration Date or the sooner termination of the option term under Paragraph 5 or Paragraph 6 of this Agreement.

            5. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

               (i) Except as otherwise provided in subparagraph (ii) or (iii) below, should Optionee cease to remain in Service while this option is outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (ii) Should Optionee die while this option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be exercisable upon the earlier of (A) the expiration of the twelve (12) month period measured from the date of Optionee's death or (B) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding.

               (iii) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of six
         (6) months (commencing with the date of such cessation of Service) during which to exercise this option. However, should such Disability be deemed to constitute Permanent Disability, then the period during which this option is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be limited to the twelve (12)-month period following the date of the Optionee's cessation of Service by reason of such Permanent Disability. In no event shall this option be exercisable at any time after the Expiration Date. Upon the expiration of the applicable six (6) or twelve
         (12)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding. For the purposes of the Plan and of this Agreement, DISABILITY shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute PERMANENT DISABILITY in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

               Note: Exercise of this option on a date later than three (3) months following cessation of Service due to Disability will result in loss of favorable incentive stock option treatment, unless such Disability constitutes Permanent Disability. In the event that incentive stock option treatment is not available, this option will be treated as a non-statutory stock option.

               (iv) During the limited period of exercisability applicable under subparagraph (i), (ii) or (iii) above, this option may not be exercised in the aggregate for more than the lesser of (a) the number of Option Shares for which this option is, at the time of the Optionee's cessation of Service, exercisable in accordance with the exercise schedule specified in the Grant Notice or (ii) the number of Option Shares in which Optionee is, at the time of the Optionee's cessation of Service, vested in accordance with the vesting schedule specified in the Grant Notice.

               (v) For purposes of this Paragraph 5 and for all other purposes under this Agreement:

               A. The Optionee shall be deemed to remain in SERVICE for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an Employee, a non-employee member of the Board of Directors, or a consultant.

               B. The Optionee shall be deemed to be an EMPLOYEE of the Corporation and to continue in the Corporation's employ for so long as the Optionee remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

               C. A corporation shall be considered to be a SUBSIDIARY corporation of the Corporation if it is a member of an unbroken chain of corporations beginning with the Corporation, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               D. A corporation shall be considered to be a PARENT corporation of the Corporation if it is a member of an unbroken chain ending with the Corporation, provided each such corporation in the chain (other than the Corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            6. SPECIAL TERMINATION OF OPTION.

            A. In the event of one or more of the following stockholder-approved transactions (a "Corporate Transaction"):

               (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation; or

               (iii) any reverse merger in which the Corporation is the surviving entity but in which all of the Corporation's outstanding voting stock is transferred to the acquiring entity or its wholly-owned subsidiary, then this option, to the extent not previously exercised, shall terminate upon the consummation of the Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof.

            B. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. ADJUSTMENT IN OPTION SHARES.

            A. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this option,
(ii) the number of Option Shares for which this option is to be exercisable from and after each installment date specified in the Grant Notice and (iii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            B. If this option is to be assumed in connection with a Corporate Transaction described in Paragraph 6 or is otherwise to remain outstanding, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

            8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

            9. MANNER OF EXERCISING OPTION.

            A. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

               (i) Execute and deliver to the Secretary of the Corporation a stock purchase agreement (the "Purchase Agreement") in substantially the form of Exhibit B to the Grant Notice.

               (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                     1. full payment in cash or check; or

                     2. any other form which the Plan Administrator may, in its discretion, approve at the time of exercise in accordance with the provisions of paragraph 15 of this Agreement.(1)

               Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the Option Price may also be paid as follows:

                     3. in shares of Common Stock held by the Optionee for the
               requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value (as defined below) on the Exercise Date; or

                     4. through a special sale and remittance procedure pursuant to which the Optionee is to provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.


------------------
    (1) Authorization of a loan or installment payment method under such provisions may, under currently proposed Treasury Regulations, result in the loss of incentive stock option treatment under the Federal tax laws.

               (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

            Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the Option Price must accompany the Purchase Agreement delivered to the Corporation.

            B. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Purchase Agreement shall have been delivered to the Corporation, and the Fair Market Value of a share of Common Stock on any relevant date shall be determined in accordance with subparagraphs (i) through
(iii) below:

               (i) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price of one share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

               (ii) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               (iii) If the Common Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the value determined pursuant to subparagraphs (i) and (ii) above does not accurately reflect the Fair Market Value of the Common Stock, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate, including one or more independent professional appraisals.

            C. As soon after the Exercise Date as practical, the Corporation shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

            D. In no event may this option be exercised for any fractional shares.

            10. REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE SUCH SHARES IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT.

            11. COMPLIANCE WITH LAWS AND REGULATIONS.

            A. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

            B. In connection with the exercise of this option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

            12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

            13. LIABILITY OF CORPORATION.

            A. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of Section XII of the Plan.

            B. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            15. LOANS. The Plan Administrator may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this option by (i) authorizing the extension of a loan to the Optionee from the Corporation or (ii) permitting the Optionee to pay the Option Price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

            16. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            17. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            18. STOCKHOLDER APPROVAL. The grant of this option is subject to approval by the Corporation's stockholders of the 3,385,000-share increase in the aggregate number of shares issuable over the term of the Plan within twelve
(12) months after September 14, 1994, the date of the adoption of the increase by the Board of Directors. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such stockholder approval is obtained. In the event that such stockholder approval is not obtained, then this option shall thereupon terminate in its entirety and the Optionee shall have no further rights to acquire any Option Shares hereunder.

            19. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this option is designated an incentive stock option in the Grant Notice, the following terms and conditions shall also apply to the grant:

            A. This option shall cease to qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

            B. Should this option be designated as immediately exercisable in the Grant Notice, then this option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Corporation's Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Corporation's Common Stock for which this option or one or more other incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or its parent or subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisable of this option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 19.B would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become exercisable as a non-statutory stock option for the balance of the Option Shares.

            C. Should this option be designated as exercisable in installments in the Grant Notice, then no installment under this option (whether annual or monthly) shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Corporation's Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Corporation's Common Stock for which one or more other incentive stock options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any parent or subsidiary corporation) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the option shares in such calendar year as a non-statutory stock option.

            D. Should Optionee hold, in addition to this option, one or more other options to purchase the Corporation's Common Stock which became exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as incentive stock options shall be applied on the basis of the order in which such options are granted.

            20. WITHHOLDING. Optionee hereby agrees to make appropriate arrangements with the Corporation or parent or subsidiary corporation employing Optionee for the satisfaction of all Federal, state or local income tax withholding requirements and Federal social security employee tax requirements applicable to the exercise of this option.

                                   APPENDIX B
                       (not distributed to stockholders)

                                GERON CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Geron Corporation.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean Geron Corporation, a Delaware corporation.

            (e) "Compensation" shall mean all regular straight time gross earnings, overtime and shift premium and shall not include payments for incentive compensation, incentive payments, bonuses, commissions and other compensation.

            (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

            (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (i) "Employee" shall mean any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (k) "Purchase Date" shall mean the last day of each Purchase Period of the Plan.

            (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

            (m) "Offering Period" shall mean a period of twelve (12) months commencing on January 1 and July 1 of each year, except for the first Offering Period as set forth in Section 4(a).

            (n) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (o) "Plan" shall mean this Employee Stock Purchase Plan.

            (p) "Purchase Period" shall mean a period of six (6) months within an Offering Period, except for the first Purchase Period as set forth in Section 4(b).

            (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3. Eligibility.

            (a) Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods and Purchase Periods.

            (a) Offering Periods. The Plan shall be implemented by a series of Offering Periods of twelve (12) months duration, with new Offering Periods commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the

Board of Directors). The first Offering Period shall commence on the beginning of the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock (the "IPO Date") and continue until June 30, 1997. The Plan shall continue until terminated in accordance with
Section 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. Eligible employees may not participate in more than one Offering Period at a time.

            (b) Purchase Periods. Each Offering Period shall consist of two (2) consecutive purchase periods of six (6) months duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on January 1 shall end on the next June 30. A Purchase Period commencing on July 1 shall end on the next December 31. The first Purchase Period shall commence on the IPO Date and shall end on December 31, 1996. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Purchase Period to be affected.

         5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

            (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

         6. Method of Payment of Contributions.

            (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

            (b) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease the rate of his or her Contributions during the Offering Period by completing and filing with the

Company a new subscription agreement. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such date and, if not, as of the beginning of the next succeeding calendar month.

            (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall re-commence at the rate provided in such participant's subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

         7. Grant of Option.

            (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Purchase Date and retained in the participant's account as of the Purchase Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be determined at the Offering Date by dividing $25,000 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b).

            (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Purchase Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by Nasdaq or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal. For purposes of the Offering Date under the first Offering Period under the Plan, the fair market value of a share of the Common Stock of the Company shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option or the deposit of such number of shares with the broker selected by the Company for administration of Plan stock purchases, as determined by the Company. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Purchase Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried over to the next Purchase Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to said participant.

         10. Voluntary Withdrawal; Termination of Employment.

             (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

             (b) Upon termination of the participant's Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

             (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

             (d) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

         11. Automatic Withdrawal. If the fair market value of the shares on the first Purchase Date of an Offering Period is less than the fair market value of the shares on the Offering Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

         12. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

         13. Stock.

             (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares (on a post-split basis), subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

             (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

             (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         14. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act pursuant to Rule 16b-3 promulgated thereunder.

         15. Designation of Beneficiary.

             (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

             (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         17. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Purchase Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization; Corporate Transactions.

             (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

             (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

             The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         20. Amendment or Termination.

             (a) The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

             (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods and Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan; Effective Date. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 20.

         24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                GERON CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT


                                                             New Election ______
                                                       Change of Election ______


         1. I, ________________________, hereby elect to participate in the GERON CORPORATION 1996 Employee Stock Purchase Plan (the "Plan") for the Offering Period ______________, 19__ to _______________, 19__, and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

         2. I elect to have Contributions in the amount of ____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 10% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

         3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on the Purchase Date of each Offering Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

         4. I understand that I may discontinue at any time prior to the Purchase Date my participation in the Plan as provided in Section 10 of the Plan. I also understand that I can decrease the rate of my Contributions to not less than 1% of my Compensation on one occasion only during any Offering Period by completing and filing a new Subscription Agreement with such decrease taking effect as of the beginning of the calendar month following the date of filing of the new Subscription Agreement, if filed at least ten (10) business days prior to the beginning of such month. Further, I may change the rate of deductions for future Offering Periods by filing a new Subscription Agreement, and any such change will be effective as of the beginning of the next Offering Period. In addition, I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

         5. I have received a copy of the Company's most recent description of the Plan and a copy of the complete "GERON CORPORATION 1996 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

         6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                                         _____________________________________

                                         _____________________________________


         7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:


NAME:  (Please print)                    _____________________________________
                                         (First)       (Middle)        (Last)

_________________________                _____________________________________
(Relationship)                           (Address)

                                         _____________________________________


         8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

            I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

         9. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

         I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning the tax implications of the purchase and sale of stock under the Plan.

         10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.



SIGNATURE: ______________________

SOCIAL SECURITY #: ______________

DATE: ___________________________



SPOUSE'S SIGNATURE (necessary
if beneficiary is not spouse):


_________________________________
(Signature)


_________________________________
(Print name)

                                GERON CORPORATION

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         I, __________________________, hereby elect to withdraw my participation in the GERON CORPORATION 1996 Employee Stock Purchase Plan (the "Plan") for the Offering Period _________. This withdrawal covers all Contributions credited to my account and is effective on the date designated below.

         I understand that all Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the Offering Period.

         The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding offering periods only by delivering to the Company a new Subscription Agreement.

         If the undersigned is an Officer or Director of GERON CORPORATION or other person subject to Section 16 of the Securities Exchange Act of 1934, the undersigned further understands that under rules promulgated by the U.S. Securities and Exchange Commission he or she may not re-enroll in the Plan for a period of six (6) months after withdrawal.


Dated:___________________                  ______________________________
                                           Signature of Employee


                                           ______________________________
                                           Social Security Number

                                   APPENDIX C
                       (not distributed to stockholders)

                                GERON CORPORATION

                        1996 DIRECTORS' STOCK OPTION PLAN

         1. Purposes of the Plan. The purposes of this Directors' Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be "nonstatutory stock options".

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Geron Corporation, a Delaware corporation.

                  (e) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

                  (f)      "Director" shall mean a member of the Board.

                  (g) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "Option" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the
Code).

                  (j) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (k) "Optionee" shall mean an Outside Director who receives an Option.

                  (l) "Outside Director" shall mean a Director who is not an Employee.

                  (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (n)      "Plan"  shall mean this 1996 Directors' Stock Option
Plan.

                  (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       Stock Subject to the Plan. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 250,000 Shares (on a post-split basis) (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

         4.       Administration of and Grants of Options under the Plan.

                  (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                  (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non discretionary and shall be made strictly in accordance with the following provisions:

                          (i)       No person shall have any discretion to
select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                         (ii)       Each Outside Director shall be automatically
granted an Option to purchase Shares 25,000 Shares (on a post-split basis) (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

                        (iii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (on a post-split basis) (a "Subsequent Option") on the date of each Annual Meeting of the Company's shareholders following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

                         (iv)       Notwithstanding the provisions of
subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                          (v)       Notwithstanding the provisions of
subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

                         (vi)       The terms of each First Option granted
hereunder shall be as follows:

                                    (1)     the First Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                    (2)     the exercise price per Share shall
be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

                                    (3)     the First Option shall become
exercisable in installments cumulatively as to 33 1/3% of the Shares subject to the First Option on each of the first, second and third anniversaries of the date of grant of the Option.

                        (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

                                    (1)     the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                                    (2)     the exercise price per Share shall
be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

                                    (3)     the Subsequent Option shall become
exercisable as to one hundred percent 100% of the Shares subject to the Subsequent Option on the first anniversary of the date of grant of the Subsequent Option.

                  (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

                  (e) Suspension or Termination of Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan; Effective Date. The Plan shall become effective on the effectiveness of the registration statement under the Securities Act of 1933 relating to the Company's initial public offering of securities. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

         7. Term of Options. The term of each Option shall be ten (10) years from the date of grant thereof.

         8.       Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

                  (b) Fair Market Value. The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

                  (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

         9.       Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in
Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

                  (d)      Death of Optionee.  In the event of the death of an
Optionee:

                          (i)       During the term of the Option who is, at the
time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for twelve (12) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

                         (ii)       Within three (3) months after the
termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

         10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer.

An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

         11.      Adjustments Upon Changes in Capitalization; Corporate
Transactions.

                  (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock to be granted under the provisions set forth in Section 4 of the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) Corporate Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option, including Shares as to which the Option would not be otherwise exercisable, prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option, including Shares as to which the Option would not be otherwise exercisable (or receive a substitute option with comparable terms), as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               GERON CORPORATION

                      1997 ANNUAL MEETING OF STOCKHOLDERS



PROXY

        The undersigned stockholder of Geron Corporation, a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 17, 1997, and hereby appoints Ronald W. Eastman and David L. Greenwood, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of Geron Corporation to be held on May 23, 1997, at 9:00 a.m., at the headquarters of the Company at 230 Constitution Drive, Menlo Park, California 94025, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

        This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) for the election of the three Class I Directors to serve for a term of three years; (2) for the approval and ratification of an amendment to the Company's 1992 Stock Option Plan, to increase the number of shares of Common Stock reserved for issuance thereunder by 800,000 shares and as said proxies deem advisable on such other matters as may come before the meeting; (3) for ratification of the selection of Ernst & Young LLP as independent auditors.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
                                                                       SIDE

NOTE: This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.

/X/  PLEASE MARK YOUR
     VOTES IN THIS
     EXAMPLE


                    FOR ALL NOMINEES        WITHHOLD AUTHORITY TO
                   LISTED TO THE RIGHT      VOTE FOR ALL NOMINEES
                  (EXCEPT AS INDICATED)      LISTED TO THE RIGHT
1. Election of          / /                  / /
Class I Directors
                        / /                  / /

Nominees:   CHARLES M. HART
            MICHAEL D. WEST
            JOHN P. WALKERMAN

If you wish to withhold authority to vote for any individual nominee, strike a line through that individual's name.

                                                            FOR        AGAINST      ABSTAIN
2. To approve and ratify an amendment to the
Company's 1992 Stock Option Plan                            / /         / /         / /
to increase the number of shares of Common
Stock reserved for issuance thereunder by
800,000 shares.


                                                             FOR       AGAINST      ABSTAIN
3. To ratify the selection of Ernst & Young LLP
as the Company's independent auditors for                   / /         / /         / /
the fiscal year ending December 31, 1997.








SIGNATURE(S)____________________________________________________ DATE _________

  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.